OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
ANNUAL REPORT SEPTEMBER 30, 1996

[PHOTO]

"We need our
money to work
hard and we
need to feel
comfortable
about how
it's invested."

[OPPENHEIMER LOGO]

                                    NEWS

                             STANDARDIZED YIELDS

For the 30 Days Ended 9/30/96:(5)

Class A

6.42%

Class B

5.89%

Class C

5.88%


THE FUND'S CLASS A SHARES ARE RANKED **** AMONG 956 (3-YEAR) AND 508 (5-YEAR) TAXABLE BOND FUNDS FOR THE COMBINED 3- AND 5-YEAR PERIODS ENDED 9/30/96 BY MORNINGSTAR MUTUAL FUNDS.(6)

THIS FUND IS FOR PEOPLE WHO WANT HIGH RETURN POTENTIAL WITHOUT GIVING UP THE COMFORT OF A SHORT-TERM INVESTMENT.(1)

HOW YOUR FUND IS MANAGED

Oppenheimer Limited-Term Government Fund seeks high current return by investing in a portfolio of fixed-income securities, with an emphasis on securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and mortgage-backed securities. The Fund also invests in collateralized mortgage obligations and mortgage-backed stripped securities.(2) The Fund is designed to offer a greater degree of stability than longer-term fixed-income investments because it intends to maintain an average effective portfolio duration of not more than three years.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/96 for Class A, B and C shares were 5.54%, 4.74% and 4.71%, respectively.(3)

      Your Fund's average annual total returns at maximum offering price for Class A shares for the 1-, 5- and 10-year periods ended 9/30/96 were 1.85%, 5.56% and 7.53%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 5/3/93 were 0.81% and 4.00%, respectively. For Class C shares, average annual total returns for the 1-year period ended 9/30/96 and since inception on 2/1/95 were 3.73% and 6.15%, respectively.(4)

OUTLOOK

"We're inclined to take a cautious approach in the short term while watching for any changes that could produce positive results for the bond market over the long term."


                                              David Rosenberg, Portfolio Manager
                                                              September 30, 1996

Total returns include change in share price and reinvestment of dividends and capital gains distributions. In reviewing the notes that follow on performance and rankings, please be aware that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. The Fund may be more volatile than certain short-term investments and may not have the return potential of longer-term investments.

2. These securities involve risks from early prepayment of underlying mortgages that can affect the Fund's income and principal value.

3. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

4. Class A returns show hypothetical investments on 9/30/95, 9/30/91 and 9/30/86, after deducting the current maximum initial sales charge of 3.50%. Prior to 2/1/94, the maximum Class A sales charge was higher, and actual account performance would have been less. Class B returns show hypothetical investments on 9/30/95 and 5/3/93 (inception of class), after the deduction of the applicable contingent deferred sales charge of 4% (1-year) and 2% (since inception). Class C returns show hypothetical investments on 9/30/95 and 2/1/95 (inception of class), after the deduction of the 1% contingent deferred sales charge for the 1-year result. The Fund's investment policy of limiting average portfolio duration was adopted on 5/1/94, and the Fund had a different advisor prior to 4/7/90. An explanation of the different total returns is in the Fund's prospectus.

5. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/96, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

6. Source: Morningstar Mutual Funds, 9/30/96. Morningstar rankings are based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 1-, 3-, 5- and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), 4 stars is "above average" (next 22.5%), and 1 star is the lowest
(bottom 10%). The 4-star current ranking is a weighted average of the 3-and 5-year rankings for the class, which were 4 stars and 4 stars, weighted 40% and 60%, respectively. The 1-year ranking is 3 stars, but is not included in the overall ranking calculations. There were 956 funds ranked for the 1-year period. Rankings are subject to change. The Fund's Class A, B and C shares have the same portfolio but different expenses.



2  Oppenheimer Limited-Term Government Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Limited-Term
Government Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Limited-Term
Government Fund


DEAR SHAREHOLDER,


While it's true that earlier this year was difficult for most bond investors, mainly due to rising interest rates and concerns about inflation, we remain confident that the general long-term trend is for moderate economic growth and low inflation, which should help to stabilize and even lower interest rates over time. Though we still anticipate that interest rates will fluctuate over the near term, our outlook for the rest of the year remains positive.

      During the first six months of this year, investors were concerned that economic growth appeared to be accelerating. Unemployment was at a six-year low, industrial production was up, and even retail sales showed unexpected strength. In addition, because the stock market was performing so well, many investors felt more prosperous, and sales of big-ticket items such as homes and cars increased. While much of this data seems to indicate that economic growth is picking up, we believe that in today's world, faster economic growth may not necessarily mean higher inflation. In fact, we believe that inflation is likely to remain under control for the following three reasons: the Federal Reserve's conservative monetary policy over the last few years; the declining federal government deficit; and higher corporate productivity that has caused unit labor costs to grow more slowly than they have in the past.

      With the yield on today's 30-year Treasuries hovering just below 7%, bonds clearly offer a significant value. Typically, the yield on a bond is compared to the current inflation rate, which is now about 3%. This "spread" of approximately four percentage points between bond yields and inflation is considered very generous by historical standards. So, even if interest rates stay where they are, bonds still would offer significant value for today's investors. If, on the other hand, interest rates were to fall, as we expect they will, bond values would appreciate.

      Finally, the recent swings in the stock market have captured the attention of many investors who had their assets invested primarily in stocks and have given new life to the fixed-income market. The more volatile the stock market is, the more attractive bonds appear in the portfolios of many investors, particularly those who are nearing retirement. In addition, because the prices of bonds are lower, we feel they are a good buy. Given the current market circumstances, diversifying into other asset classes, rather than relying solely on equities, may make more sense now than ever before.

      Your portfolio managers discuss the outlook for your Fund in the light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.

/s/ JAMES C. SWAIN                           /s/ BRIDGET A. MACASKILL
---------------------------------            ------------------------------
James C. Swain                               Bridget A. Macaskill


October 21, 1996

3  Oppenheimer Limited-Term Government Fund

Q  HOW DID THE FUND PERFORM?

Q + A

[PHOTO]

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?

The Fund performed exceptionally well. We finished 7th out of 86 funds in our category ranked by Lipper Analytical Services for the 1-year period ended 9/30/96.(1) Once again, over the last six months the Fund showed that in a declining market it can outperform many other government funds, reinforcing that this Fund is not only well-suited for a declining market, but it is also well-suited for any long-term portfolio.

[PHOTO]

WHAT INVESTMENTS OR MARKET FACTORS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

The Fund's strong performance can be attributed primarily to two important factors: our focus on achieving yield and our ability to limit the portfolio's average maturity. First, because a large percentage of the portfolio--about 70%--was invested in higher-yielding mortgage-backed securities, the Fund benefited from a reduction in prepayment risk. That's because when interest rates rise, homeowners are less likely to refinance their homes, producing a more stable income stream. This high concentration of mortgage-backed securities played a significant role in protecting the Fund's principal and enhancing yield. Second, the portfolio's overall average duration is usually limited to three years, but over the last six months we have taken an even more conservative approach, maintaining an average duration of two and a half years. This portfolio is well-suited for the long-term investor.(2)

[PHOTO]

WERE THERE ANY FACTORS THAT LIMITED PERFORMANCE OVER THE PERIOD?

Actually, we didn't have any disappointments, and in spite of the volatility during the


1. Source: Lipper Analytical Services, 9/30/96. Oppenheimer Limited-Term Government Fund is characterized as a short-intermediate U.S. government fund. Lipper does not take sales charges into consideration.

2. The Fund's portfolio is subject to change.


4  Oppenheimer Limited-Term Government Fund

FACING PAGE
Top left: David Rosenberg,
Portfolio Manager

Top right: Donna Compert, Member
of Fixed Income Investments Team

Bottom: Len Darling, Executive VP,
Director of Fixed Income
Investments

THIS PAGE
Top: Michael Maciolek, Member
of Fixed Income Investments Team

Bottom: David Rosenberg with
Leslie Falconio and Gina Palmieri,
Members of Fixed Income
Investments Team

A THE FUND FINISHED IN THE TOP QUARTILE OF ITS PEERS.


summer months, we still managed to produce strong results. In fact, we actually increased the dividend during this last quarter.

      Looking back over the past year, the only changes we could have made to improve performance would have been to be a little more cautious and further shorten the Fund's overall average maturity. Specifically, because mortgage-backed securities performed so well, had we increased our holdings in this sector, we could have seen even higher gains. But overall, we're very pleased with the Fund's performance.


WHAT AREAS ARE YOU CURRENTLY TARGETING?

We are continuing a defensive stance toward the fixed-income markets and are remaining cautious about the future direction of interest rates. We believe it is time to shift the Fund's overall allocation between mortgage-backed securities and Treasury holdings. Therefore, over the next several months, we plan to decrease our exposure to mortgage-backed securities by approximately 10-15%, because they have done so well, and begin to increase our investments in the Treasury market.

[PHOTO]

      Furthermore, we've begun to position our investments in the intermediate range of the yield curve. This is a change from our previous approach of "barbelling" the maturities, in which we combined very short-term with longer-term maturities to achieve our targeted intermediate maturity.

[PHOTO]

DO YOU SEE ANY CHANGES IN LIGHT OF THE UPCOMING PRESIDENTIAL ELECTION?

We believe the agenda for Congress in 1997 will focus on pro-growth rather than anti-deficit policies, which could put extra pressure on the bond market over the next several months. While pro-growth policies are not generally positive for the bond market in the near term, historically, investors have been rewarded for the risks they have taken with strong inflation-adjusted returns over the long term. With that thought in mind, we're inclined to take a cautious approach in the short term while watching for any changes that could produce positive results for the bond market over the long term.




5  Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS   September 30, 1996

                                                                                       FACE               MARKET VALUE
                                                                                       AMOUNT             SEE NOTE 1
======================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--70.0%
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--70.0%
----------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--58.3%
        Federal Home Loan Mortgage Corp.:
        Interest-Only Stripped Mtg.-Backed Security, Trust 177,
        Cl. B, 15.389--15.793%, 7/15/26(1)                                           $111,555,114          $41,292,822
        Collateralized Mtg. Obligations, Gtd.
        Multiclass Mtg. Participation Certificates:
        Series 1360, Cl. PK, 10%, 12/15/20                                             15,030,000           16,993,219
        7.50%, 10/15/26(2)                                                             15,000,000           14,840,700
        Series 1060, Cl. D, 8.20%, 7/15/19                                                400,997              404,005
        Series 1065, Cl. H, 8.50%, 10/15/19                                             7,645,370            7,781,534
        Series 1092, Cl. K, 8.50%, 6/15/21                                             15,000,000           15,773,400
        Series 1097, Cl. L, 8.60%, 2/15/06                                              3,000,000            3,067,500
        Series 1252, Cl. J, 8%, 5/15/22                                                 7,000,000            7,039,340
        Series 1455, Cl. J, 7.50%, 12/15/22                                            15,000,000           14,807,700
        Series 25, Cl. F, 9.50%, 12/15/18                                                 348,697              348,914
        Series 45, Cl. D, 10%, 11/15/19                                                 5,230,034            5,223,497
        Series 5, Cl. Z, 9%, 5/15/19                                                    3,191,469            3,348,176
        Gtd. Multiclass Mtg. Participation Certificates:
        10%, 8/1/21                                                                     3,744,375            4,070,613
        11.50%, 6/1/20                                                                  2,200,876            2,522,754
        11.75%, 1/1/16--4/1/19                                                          3,224,597            3,688,932
        13%, 8/1/15                                                                     4,220,974            5,033,512
        7.50%, 5/1/26                                                                  10,031,643            9,929,722
        9.25%, 11/1/08                                                                    427,157              448,835
        --------------------------------------------------------------------------------------------------------------
        Federal National Mortgage Assn.:
        11%, 11/1/15-- 5/15/19                                                         17,650,278           19,840,727
        11.50%, 8/15/13                                                                 2,152,600            2,470,782
        11.75%, 9/1/03--11/1/15                                                           751,412              842,276
        12%, 8/1/16--4/15/19                                                            6,559,550            7,616,440
        13%, 8/1/10--12/1/15                                                            6,168,795            7,351,740
        7%, 10/15/26(2)                                                                30,000,000           28,940,700
        7%, 8/1/25--5/1/26                                                             48,182,736           46,500,920
        7.50%, 10/15/26(2)                                                              5,000,000            4,940,650
        7.50%, 6/1/25--8/1/25                                                          11,969,861           11,857,705
        8%, 10/15/26(2)                                                                 7,200,000            7,263,000
        8.50%, 10/15/26(2)                                                              5,000,000            5,128,150
        9%, 8/1/19                                                                        789,369              829,532
        STRIPS, Pass-Through Certificates, Trust 6, Cl. IP, 11.50%,  3/1/09             2,420,258            2,702,364
        Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
        Trust 1992-103, Cl. JB, 10.50%, 11/25/20                                       10,000,000           11,153,100
        12.50%, 12/1/15                                                                 3,644,832            4,304,889
        8%, 1/1/23                                                                        263,864              267,854
        Trust 1989-4, Cl. D, 10%, 2/25/19                                               6,000,000            6,706,860
        Trust 1990-143, Cl. J, 8.75%, 12/25/20                                          7,500,000            7,837,500
        Trust 1990-18, Cl. K, 9.60%, 3/25/20                                            5,000,000            5,587,500
        Trust 1991-169, Cl. PK, 8%, 10/25/21                                              595,000              607,644
        Trust 1991-170, Cl. E, 8%, 12/25/06                                             2,500,000            2,603,900
        Trust 1992-169, Cl. L, 7%, 9/25/22                                              5,500,000            5,065,115

6  Oppenheimer Limited-Term Government Fund

                                                                                       FACE                MARKET VALUE
                                                                                       AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED
(CONTINUED)
        Interest-Only Stripped Mtg.-Backed Security:
        Trust 218, Cl. 2, 11.836%, 4/1/23(1)                                         $  6,796,442         $  2,264,065
        Trust 240, Cl. 2, 9.686%--9.749%, 9/1/23(1)                                    18,603,630            6,426,973
        Trust 252, Cl. 2, 11.047%, 11/1/23(1)                                           4,890,972            1,662,931
        Trust 254, Cl. 2, 10.799%, 1/1/24(1)                                           19,549,084            6,671,125
        Trust 257, Cl. 2, 10.982%, 2/1/24(1)                                           11,987,717            4,156,366
        Principal-Only Stripped Mtg.-Backed Security:
        Trust 148, Cl. G, 0.538%, 8/25/23(3)                                            8,891,258            4,729,038
        Trust 4, Cl. J, 2.673%, 9/25/22(3)                                              3,400,000            1,742,500
                                                                                                          ------------
                                                                                                           374,687,521

----------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--11.7%
        Government National Mortgage Assn.:
        10.50%, 1/15/16--7/15/21                                                        3,369,102            3,726,273
        11%, 2/15/98--2/15/01                                                           1,109,936            1,176,255
        11.50%, 1/15/13--5/15/13                                                          752,799              864,478
        13%, 2/15/11--9/15/14                                                              72,342               85,899
        7.50%, 10/15/26(2)                                                             34,750,000           34,315,625
        7.50%, 10/15/25--6/15/26                                                       25,297,120           25,005,227
        8%, 10/15/26(2)                                                                10,000,000           10,093,800
        8%, 9/15/07                                                                       158,198              162,957
        8.50%, 9/15/21                                                                     66,250               68,701
        9.50%, 9/15/17                                                                    159,459              172,221
                                                                                                          ------------
                                                                                                            75,671,436
                                                                                                          ------------
        Total Mortgage-Backed Obligations (Cost $453,576,570)                                              450,358,957

======================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--44.9%
----------------------------------------------------------------------------------------------------------------------
TREASURY--44.9%
        U.S. Treasury Bonds:
        8.125%, 8/15/19                                                                 5,000,000            5,589,065
        STRIPS, Zero Coupon, 7.342%, 11/15/21(4)                                       10,000,000            1,675,099
        STRIPS, Zero Coupon, 7.19%, 8/15/22(4)                                         12,000,000            1,920,082
        --------------------------------------------------------------------------------------------------------------
        U.S. Treasury Nts.:
        6%, 8/31/97(5)                                                                128,995,000          129,236,866
        6.375%, 8/15/02                                                                12,012,000           11,929,418
        6.50%, 5/15/05                                                                  2,853,000            2,816,444
        6.875%, 3/31/00                                                                 7,840,000            7,964,945
        7.25%, 11/15/96--2/15/98                                                       78,416,000           78,663,997
        7.75%, 1/31/00                                                                  2,500,000            2,603,125
        8%, 1/15/97                                                                    45,700,000           46,071,313
                                                                                                          ------------
        Total U.S. Government Obligations (Cost $290,182,746)                                              288,470,354

7  Oppenheimer Limited-Term Government Fund

                                                                                       FACE                MARKET VALUE
                                                                                       AMOUNT              SEE NOTE 1
======================================================================================================================
REPURCHASE AGREEMENT--0.3%
----------------------------------------------------------------------------------------------------------------------
        Repurchase agreement with Goldman, Sachs & Co., 5.62%, dated 9/30/96, to be repurchased at $2,000,312 on 10/1/96, collateralized by U.S. Treasury
        Bonds, 7.625%, 11/15/22, with a value of $2,043,143 (Cost $2,000,000)          $2,000,000           $2,000,000

----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $745,759,316)                                             115.2%         740,829,311
----------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER Assets                                                       (15.2)         (98,012,027)
                                                                                       ----------        -------------
NET ASSETS                                                                                  100.0%        $642,817,284
                                                                                       ==========        =============

        1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

        2. When-issued security to be delivered and settled after September 30, 1996.

        3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

        4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

        5. Securities with an aggregate market value of $6,011,250 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

        See accompanying Notes to Financial Statements.

8  Oppenheimer Limited-Term Government Fund

STATEMENT OF ASSETS AND LIABILITIES   September 30, 1996

======================================================================================================================
ASSETS  Investments, at value (cost $745,759,316)--see accompanying statement                             $740,829,311
        --------------------------------------------------------------------------------------------------------------
        Cash                                                                                                   375,421
        --------------------------------------------------------------------------------------------------------------
        Receivables:
        Investments sold                                                                                    23,010,497
        Interest and principal paydowns                                                                      7,070,560
        Shares of beneficial interest sold                                                                   2,408,013
        Daily variation on futures contracts--Note 5                                                           101,812
        --------------------------------------------------------------------------------------------------------------
        Other                                                                                                    3,928
                                                                                                          ------------
        Total assets                                                                                       773,799,542

======================================================================================================================
LIABILITIES
        Payables and other liabilities:
        Investments purchased (including $104,687,336 purchased on a when-issued basis)--Note 1            127,628,898
        Shares of beneficial interest redeemed                                                               1,885,402
        Dividends                                                                                              956,712
        Distribution and service plan fees                                                                     388,462
        Transfer and shareholder servicing agent fees                                                           21,854
        Trustees' fees                                                                                           6,066
        Other                                                                                                   94,864
                                                                                                          ------------
        Total liabilities                                                                                  130,982,258

======================================================================================================================
NET ASSETS                                                                                                $642,817,284
                                                                                                          ============

======================================================================================================================
COMPOSITION OF
NET ASSETS
        Paid-in capital                                                                                   $660,164,931
        --------------------------------------------------------------------------------------------------------------
        Overdistributed net investment income                                                                     (186)
        --------------------------------------------------------------------------------------------------------------
        Accumulated net realized loss on investment transactions                                           (11,806,675)
        --------------------------------------------------------------------------------------------------------------
        Net unrealized depreciation on investments--Notes 3 and 5                                           (5,540,786)
                                                                                                          ------------
        Net assets                                                                                        $642,817,284
                                                                                                          ============

======================================================================================================================
NET ASSET VALUE PER SHARE
        Class A Shares:
        Net asset value and redemption price per share (based on net assets
        of $436,889,403 and 42,579,748 shares of beneficial interest outstanding)                               $10.26
        Maximum offering price per share (net asset value plus sales charge
        of 3.50% of offering price)                                                                             $10.63

        --------------------------------------------------------------------------------------------------------------
        Class B Shares:
        Net asset value, redemption price and offering price per share (based on
        net assets of $160,572,232 and 15,651,147 shares of beneficial interest outstanding)                    $10.26

        --------------------------------------------------------------------------------------------------------------
        Class C Shares:
        Net asset value, redemption price and offering price per share (based on
        net assets of $45,355,649 and 4,425,539 shares of beneficial interest outstanding)                      $10.25

        See accompanying Notes to Financial Statements.

9  Oppenheimer Limited-Term Government Fund

STATEMENT OF OPERATIONS   For the Year Ended September 30, 1996

======================================================================================================================
INVESTMENT INCOME
        Interest                                                                                           $46,303,392

======================================================================================================================
EXPENSES
        Distribution and service plan fees--Note 4:
        Class A                                                                                                959,130
        Class B                                                                                              1,467,201
        Class C                                                                                                322,622
        --------------------------------------------------------------------------------------------------------------
        Management fees--Note 4                                                                              2,529,645
        --------------------------------------------------------------------------------------------------------------
        Transfer and shareholder servicing agent fees--Note 4                                                  595,567
        --------------------------------------------------------------------------------------------------------------
        Shareholder reports                                                                                    230,964
        --------------------------------------------------------------------------------------------------------------
        Registration and filing fees:
        Class A                                                                                                 42,723
        Class B                                                                                                 18,944
        Class C                                                                                                 11,297
        --------------------------------------------------------------------------------------------------------------
        Custodian fees and expenses                                                                             41,713
        --------------------------------------------------------------------------------------------------------------
        Legal and auditing fees                                                                                 24,007
        --------------------------------------------------------------------------------------------------------------
        Trustees' fees and expenses                                                                             16,158
        --------------------------------------------------------------------------------------------------------------
        Other                                                                                                   64,141
                                                                                                           -----------
        Total expenses                                                                                       6,324,112

======================================================================================================================
NET INVESTMENT INCOME                                                                                       39,979,280

======================================================================================================================
REALIZED AND
UNREALIZED GAIN (LOSS)
        Net realized gain (loss) on:
        Investments and options written (including premiums on options exercised)                           (8,315,542)
        Closing of futures contracts                                                                           724,899
        Closing of options written                                                                            (888,706)
                                                                                                           -----------
        Net realized loss                                                                                   (8,479,349)

        --------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation on investments                                (2,255,816)
                                                                                                           -----------
        Net realized and unrealized loss                                                                   (10,735,165)

======================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $29,244,115
                                                                                                           ===========


        See accompanying Notes to Financial Statements.

10  Oppenheimer Limited-Term Government Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                                      1996                 1995
======================================================================================================================
OPERATIONS
        Net investment income                                                        $ 39,979,280         $ 26,134,113
        --------------------------------------------------------------------------------------------------------------
        Net realized loss                                                              (8,479,349)          (1,750,174)
        --------------------------------------------------------------------------------------------------------------
        Net change in unrealized appreciation or depreciation                          (2,255,816)           2,574,769
                                                                                      -----------         ------------
        Net increase in net assets resulting from operations                           29,244,115           26,958,708

======================================================================================================================
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
        Dividends from net investment income:
        Class A                                                                       (26,704,976)         (20,166,681)
        Class B                                                                        (8,852,431)          (4,762,585)
        Class C                                                                        (1,884,621)            (253,856)
        --------------------------------------------------------------------------------------------------------------
        Tax return of capital distribution:
        Class A                                                                        (1,369,245)                  --
        Class B                                                                          (503,246)                  --
        Class C                                                                          (142,148)                  --

======================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
        Net increase in net assets resulting from beneficial interest transactions--Note 2:
        Class A                                                                        97,751,994          116,780,567
        Class B                                                                        42,090,398           81,900,018
        Class C                                                                        31,425,681           14,569,935

======================================================================================================================
NET ASSETS
        Total increase                                                                161,055,521          215,026,106
        --------------------------------------------------------------------------------------------------------------
        Beginning of period                                                           481,761,763          266,735,657
                                                                                     ------------         ------------
        End of period [including undistributed (overdistributed) net
        investment income of $(186) and $1,076,858, respectively]                    $642,817,284         $481,761,763
                                                                                     ============         ============

        See accompanying Notes to Financial Statements.

11  Oppenheimer Limited-Term Government Fund

FINANCIAL HIGHLIGHTS

                                             CLASS A
                                             -----------------------------------------------------
                                             YEAR ENDED SEPTEMBER 30,
                                             1996           1995       1994        1993       1992
==================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period          $10.44      $10.40     $11.04      $10.97     $10.75
--------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                            .75         .79        .72         .73        .81
Net realized and unrealized
gain (loss)                                     (.19)        .01       (.64)        .07        .22
                                             -------     -------    -------    --------    -------
Total income (loss) from
investment operations                            .56         .80        .08         .80       1.03
--------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                          (.71)       (.76)      (.71)       (.73)      (.81)
Tax return of capital distribution              (.03)         --       (.01)         --         --
                                             -------     -------    -------    --------    -------
Total dividends and distributions
to shareholders                                 (.74)       (.76)      (.72)       (.73)      (.81)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                $10.26      $10.44     $10.40      $11.04     $10.97
                                             =======     =======    =======    ========    =======
==================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)             5.54%       8.03%      0.74%       7.61%      9.88%

==================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                              $436,889    $346,015   $227,858    $178,944   $158,068
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $393,727    $274,313   $190,829    $161,318   $160,830
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           7.22%       7.64%      6.74%       6.70%      7.44%
Expenses                                        0.87%       0.91%      0.99%       1.02%      0.97%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                        71%        261%       226%         74%       154%

                                               CLASS B                                         CLASS C
                                               ---------------------------------------         ------------------
                                               YEAR ENDED SEPTEMBER 30,                        YEAR ENDED SEPT. 30,
                                               1996        1995       1994      1993(2)        1996       1995(1)
===================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period           $10.44    $10.41     $11.06      $10.96           $10.43     $10.32
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                             .67       .71        .62         .23              .66        .45
Net realized and unrealized
gain (loss)                                      (.19)      .01       (.64)        .10             (.18)       .10
                                              -------   -------    -------    --------          -------    -------
Total income (loss) from
investment operations                             .48       .72       (.02)        .33              .48        .55

------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                           (.63)     (.69)      (.62)       (.23)            (.63)      (.44)
Tax return of capital distribution               (.03)       --       (.01)         --             (.03)        --
                                              -------   -------    -------    --------          -------    -------
Total dividends and distributions
to shareholders                                  (.66)     (.69)      (.63)       (.23)            (.66)      (.44)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $10.26    $10.44     $10.41      $11.06           $10.25     $10.43
                                              =======   =======    =======    ========          =======    =======

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)              4.74%     7.18%    (0.17)%       3.02%            4.71%      5.47%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                               $160,572  $121,178    $38,877      $5,077          $45,356    $14,569
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $147,017   $72,131    $15,801      $2,561          $32,349     $6,112
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            6.46%     6.80%      5.91%       4.81%(4)         6.34%      6.51%(4)
Expenses                                         1.62%     1.71%      1.79%       1.87%(4)         1.64%      1.80%(4)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                         71%      261%       226%         74%              71%       261%

1. For the period from February 1, 1995 (inception of offering) to September 30, 1995.

2. For the period from May 3, 1993 (inception of offering) to September 30,
1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1996 were $603,877,225 and $415,889,318, respectively. For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage "dollar-rolls."

See accompanying Notes to Financial Statements.

12  Oppenheimer Limited-Term Government Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

        Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

        ------------------------------------------------------------------------
        INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

        ------------------------------------------------------------------------
        SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1996, the Fund had entered into outstanding when-issued or forward commitments of $104,687,336.

                                 In connection with its ability to purchase
        securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

        ------------------------------------------------------------------------
        REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book
        Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

        ------------------------------------------------------------------------
        ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

        ------------------------------------------------------------------------
        FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1996, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $6,058,000, expiring between 1997 and 2004.

13  Oppenheimer Limited-Term Government Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

        DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

        ------------------------------------------------------------------------
        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
        (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
        (loss) was recorded by the Fund.

                                 During the year ended September 30, 1996, the
        Fund adjusted the classification of distributions to reflect the differences between the financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1996, amounts have been reclassified to reflect a decrease in paid-in capital of $3,594,221, of which $2,014,639 is considered a tax return of capital, a decrease in undistributed net investment income of $1,599,657, and a decrease in accumulated net realized loss on investments of $5,193,878.

        ------------------------------------------------------------------------
        OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                                 The preparation of financial statements in
        conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

        The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                         YEAR ENDED SEPTEMBER 30, 1996         YEAR ENDED SEPTEMBER 30, 1995(1)
                                                         ------------------------------        --------------------------------
                                                         SHARES             AMOUNT              SHARES             AMOUNT
        -----------------------------------------------------------------------------------------------------------------------
        Class A:
        Sold                                              21,513,142        $222,573,075         18,462,358       $ 191,899,002
        Dividends reinvested                               2,005,298          20,746,018          1,399,150          14,547,766
        Issued in connection with the
        acquisition of Oppenheimer Strategic
        Short-Term Income Fund--Note  7                           --                  --          1,615,189          16,862,577
        Redeemed                                         (14,074,194)       (145,567,099)       (10,247,223)       (106,528,778)
                                                         -----------        ------------        -----------       -------------
        Net increase                                       9,444,246        $ 97,751,994         11,229,474       $ 116,780,567
                                                         ===========        ============        ===========       =============

        -----------------------------------------------------------------------------------------------------------------------
        Class B:
        Sold                                               7,184,124        $ 74,533,887          8,638,202       $  89,826,104
        Dividends reinvested                                 612,492           6,335,732            310,362           3,231,003
        Issued in connection with the
        acquisition of Oppenheimer Strategic
        Short-Term Income Fund--Note 7                            --                  --            810,988           8,466,715
        Redeemed                                          (3,752,397)        (38,779,221)        (1,886,739)        (19,623,804)
                                                         -----------        ------------        -----------       -------------
        Net increase                                       4,044,219        $ 42,090,398          7,872,813       $  81,900,018
                                                         ===========        ============        ===========       =============

        -----------------------------------------------------------------------------------------------------------------------
        Class C:
        Sold                                               3,837,630        $ 39,749,107          1,483,730       $  15,478,180
        Dividends reinvested                                 153,531           1,583,682             20,278             211,531
        Redeemed                                            (962,267)         (9,907,108)          (107,363)         (1,119,776)
                                                         -----------        ------------        -----------       -------------
        Net increase                                       3,028,894        $ 31,425,681          1,396,645       $  14,569,935
                                                         ===========        ============        ===========       =============

        1. For the year ended September 30, 1995 for Class A and Class B shares and for the period from February 1, 1995 (inception of offering) to September 30, 1995 for Class C shares.

14  Oppenheimer Limited-Term Government Fund

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

        At September 30, 1996, net unrealized depreciation on investments of $4,930,005 was composed of gross appreciation of $4,276,107, and gross depreciation of $9,206,112.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the first $100 million of average annual net assets, 0.45% on the next $150 million, 0.425% on the next $250 million and 0.40% on net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                                 The Manager acts as the accounting agent for
        the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

                                 For the year ended September 30, 1996,
        commissions (sales charges paid by investors) on sales of Class A shares totaled $2,342,696, of which $631,567 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,966,794 and $390,698 of which $113,402 and $14,752, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1996, OFDI received contingent deferred sales charges of $395,003 and $49,546, respectively, upon redemption of Class B and Class C shares as compensation for sales commissions advanced by OFDI at the time of sale of such shares.

                                 OppenheimerFunds Services (OFS), a division of
        the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                                 The Fund has adopted a Service Plan for Class
        A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended September 30, 1996, OFDI paid $49,926 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                                 The Fund has adopted compensation type
        Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1996, OFDI paid $12,012 and $1,687, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $1,292,678 and $290,375, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. At September 30, 1996, OFDI had incurred unreimbursed expenses of $4,393,354 for Class B and $612,203 for Class C.

================================================================================
5. FUTURES CONTRACTS

        The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                                 The Fund generally sells futures contracts to
        hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                                 Upon entering into a futures contract, the
        Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

15  Oppenheimer Limited-Term Government Fund

================================================================================
5. FUTURES CONTRACTS
   (CONTINUED)

        Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                                 Risks of entering into futures contracts (and
        related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

        At September 30, 1996, the Fund had outstanding futures contracts to sell debt securities as follows:

                                             EXPIRATION     NUMBER OF               VALUATION AS OF          UNREALIZED
                                             DATE           FUTURES CONTRACTS       SEPTEMBER 30, 1996     DEPRECIATION
        ---------------------------------------------------------------------------------------------------------------
        U.S. Treasury Nts.                   12/96          372                      $39,908,625               $589,250
        ---------------------------------------------------------------------------------------------------------------
        U.S. Treasury Nts.                   12/96           20                        2,183,750                  8,750
        ---------------------------------------------------------------------------------------------------------------
        U.S. Treasury Nts.                   12/96          213                       22,491,469                 12,781
                                                                                     -----------               --------
                                                                                     $64,583,844               $610,781
                                                                                     ===========               ========

================================================================================
6. OPTION ACTIVITY

        The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                                 The Fund generally purchases put options or
        writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                                 Options are valued daily based upon the last
        sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                                 Securities designated to cover outstanding
        call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                                 The risk in writing a call option is that the
        Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

        Option activity for the year ended September 30, 1996 was as follows:

                                                       CALL OPTIONS                        PUT OPTIONS
                                                       ---------------------------         --------------------------
                                                       NUMBER OF         AMOUNT OF         NUMBER OF        AMOUNT OF
                                                       OPTIONS           PREMIUMS          OPTIONS           PREMIUMS
        -------------------------------------------------------------------------------------------------------------
        Options outstanding at September 30, 1995           --           $      --               --       $        --
        -------------------------------------------------------------------------------------------------------------
        Options written                                 37,500             294,922           33,874         1,307,684
        -------------------------------------------------------------------------------------------------------------
        Options exercised                              (37,500)           (294,922)              --                --
        -------------------------------------------------------------------------------------------------------------
        Options closed                                      --                  --          (33,874)       (1,307,684)
                                                       -------           ---------          -------       -----------
        Options outstanding at September 30, 1996           --           $      --               --       $        --
                                                       =======           =========          =======       ===========

================================================================================
7. ACQUISITION OF OPPENHEIMER
   STRATEGIC SHORT-TERM
   INCOME FUND

        On September 22, 1995, the Fund acquired all of the net assets of Oppenheimer Strategic Short-Term Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Strategic Short-Term Income Fund shareholders on February 28, 1995. The Fund issued 1,615,189 and $810,988 shares of beneficial interest for Class A and Class B, respectively, valued at $16,862,577 and $8,466,715 in exchange for the net assets, resulting in combined Class A net assets of $342,039,434 and Class B net assets of $118,635,825 on September 22, 1995. The net assets acquired included net unrealized depreciation of $114,214. The exchange qualifies as a tax free reorganization for federal income tax purposes.

16  Oppenheimer Limited-Term Government Fund

INDEPENDENT AUDITORS' REPORT

================================================================================

        The Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:

        We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Limited-Term Government Fund as of September 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1996 and 1995, and the financial highlights for the period October 1, 1991 to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                                 We conducted our audits in accordance with
        generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                                 In our opinion, such financial statements and
        financial highlights present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund at September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



        DELOITTE & TOUCHE LLP

        Denver, Colorado
        October 21, 1996

17  Oppenheimer Limited-Term Government Fund

        FEDERAL INCOME TAX INFORMATION   (Unaudited)

================================================================================

        In early 1997, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1996. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                                 None of the dividends paid by the Fund during
        the fiscal year ended September 30, 1996 are eligible for the corporate dividend-received deduction.

                                 The foregoing information is presented to
        assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

18  Oppenheimer Limited-Term Government Fund

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

================================================================================
OFFICERS AND TRUSTEES

        James C. Swain, Chairman and Chief Executive Officer
        Bridget A. Macaskill, Trustee and President
        Robert G. Avis, Trustee
        William A. Baker, Trustee
        Charles Conrad, Jr., Trustee
        Jon S. Fossel, Trustee
        Sam Freedman, Trustee
        Raymond J. Kalinowski, Trustee
        C. Howard Kast, Trustee
        Robert M. Kirchner, Trustee
        Ned M. Steel, Trustee
        George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
        David A. Rosenberg, Vice President
        Robert J. Bishop, Assistant Treasurer
        Scott T. Farrar, Assistant Treasurer
        Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER

        OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR

        OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

        OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

        Citibank, N.A.

================================================================================
INDEPENDENT AUDITORS

        Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL

        Myer, Swanson, Adams & Wolf, P.C.

        This is a copy of a report to shareholders of Oppenheimer Limited-Term Government Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Limited-Term Government Fund. For material information concerning the Fund, see the Prospectus.

        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

19  Oppenheimer Limited-Term Government Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RA0855.001.0996       November 30, 1996


[PHOTO]

Customer Service Representative
OppenheimerFunds Services

"How may I help you?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

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Denver, CO 80217-5270

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